SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): October 2, 2000


                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 7
             (Exact name of registrant as specified in its charter)


   California                       333-76435                 33-0761517
(State or other jurisdiction      (Commission                (IRS Employer
 of incorporation)                 File Number)              Identification No.)


          3158 Redhill Avenue, Suite 120, Costa Mesa, California 92626
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565


                                       N/A
          Former name or former address, if changed since last report)


024a.edg

Item 7.  Financial Statements and Exhibits

         a.   Financial Statements of Businesses Acquired

              Not Applicable

         b.   Proforma Financial Information

              Proforma Balance Sheet
              Notes to Proforma Balance Sheet

         c.   Exhibits

         10.1 Second Amended and Restated Agreement of Limited Partnership of Pierce Street Partners Limited Partnership*
         ----------
         *Previously filed.


















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


                                  WNC HOUSING TAX CREDIT FUND VI, L.P., Series 7
                                        (A California Limited Partnership)

                                             PROFORMA BALANCE SHEET
                                                  June 30, 2000

                                                  ASSETS
                                                Historical               Proforma                 Proforma
                                                 Balance                Adjustments               Balance
                                             -----------------       ------------------       -----------------

Cash and cash equivalents                    $     6,929,346         $      3,590,900
                                                                             (293,650)
                                                                             (105,515)        $     10,121,081
Funds held in escrow
  disbursement account                               142,786                                           142,786

Subscriptions receivable                             696,538                  105,515                  802,053

Investment in limited partnerships                 1,798,648                3,481,637
                                                                              293,650                5,573,935

Loans receivable                                     154,000                                           154,000

Other assets                                             514                        -                      514
                                             -----------------       ------------------       -----------------
                                             $     9,721,832         $      7,072,537         $     16,794,369
                                             =================       ==================       =================

                           LIABILITIES AND PARTNERS' EQUITY (DEFICIT)
Liabilities:

Due to limited partnerships                  $       265,389         $      3,481,637         $      3,747,026

Accrued fees and expenses due to
  general partner and affiliates                     654,834                        -                  654,834
                                             -----------------       ------------------       -----------------
                                                     920,223                3,481,637                4,401,860
                                             -----------------       ------------------       -----------------

Partners' equity (deficit):
  General partner                                       (599)                    (604)                  (1,203)
  Limited partners                                 8,802,208                3,591,504               12,393,712
                                             -----------------       ------------------       -----------------
              Total partners' equity               8,801,609                3,590,900               12,392,509
                                             -----------------       ------------------       -----------------

                                             $     9,721,832         $      7,072,537         $     16,794,369
                                             =================       ==================       =================







                                    Unaudited
             See Accompanying Notes to Proforma Financial Statements

                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 7
                       (A California Limited Partnership)

                    NOTES TO UNAUDITED PROFORMA BALANCE SHEET



NOTE 1 - GENERAL

The information contained in the following notes to the proforma balance sheet is condensed from that which appears in the financial statements. Accordingly, this proforma balance sheet should be reviewed in conjunction with the financial statements and related notes thereto contained in the WNC Housing Tax Credit Fund VI, L.P., Series 7 financial statements dated June 30, 2000. WNC Housing Tax Credit Fund VI, L.P., Series 7 is referred to in these notes as the "Partnership."

NOTE 2 - INTRODUCTION TO PROFORMA ADJUSTMENTS

As of June 30, 2000, the Partnership had acquired limited partnership interests in three limited partnerships. Subsequent to June 30, 2000, the Partnership has acquired an interest in two limited partnerships: Hickory Lane Partners L.P. (HICKORY LANE) and Pierce Street Partners L.P. (PIERCE STREET). Each owns one apartment complex. The Partnership is negotiating to acquire limited partnership interests in three other partnerships that each owns one apartment complex:
Ozark Properties III, L.P. (OZARK); Stroud Housing Associates Limited Partnership(STROUD); Tahlequah Properties IV, a Limited Partnership (TAHLEQUAH). These five investments commit the Partnership to capital contributions as follows:


          HICKORY LANE                 $            633,473
          PIERCE STREET                           1,527,208
          OZARK                                     314,040
          STROUD                                    631,690
          TAHLEQUAH                                 375,226
                                     -----------------------

          TOTAL                        $          3,481,637
                                     =======================
















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



NOTE 2 - INTRODUCTION TO PROFORMA ADJUSTMENTS (Continued)

In accordance with Article 11, Proforma Financial Information of Regulation S-X of the Securities and Exchange Commission, the accompanying proforma balance sheet was computed assuming that the limited partnerships discussed above were acquired at the end of the period presented. The first adjustment to cash and the adjustment to partners' equity of $3,590,900 reflects the net proceeds from June 30 to October 2, 2000 from issuance of 4,315 units of limited partners' capital ($4,315,000 less notes receivable and commissions and offering costs of $120,000 and $604,100, respectively.) The third adjustment to cash and the adjustment to subscriptions receivable of $105,515 reflects the increase in subscriptions receivable June 30 to October 2, 2000. The adjustment to investment in limited partnerships and the first adjustment to due to limited partnerships of $3,481,637 reflects the Partnership's acquisition of the five limited partnership interests as if the Partnership's date of acquisition was June 30, 2000. The second adjustment to investment in limited partnerships and the second adjustment to cash of $293,650 reflects the acquisition fee from the proceeds raised from June 30, to October 2, 2000.

The five limited partnerships were under construction or rehabilitation during the period presented and had no operations which should be reported. The
Partnership will use the equity method of accounting to account for its investments in these local limited partnerships.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 7

Date: December 15, 2000           By:   WNC &  Associates, Inc.,
                                        General Partner


                                        By:  /s/ DAVID N. SHAFER
                                             David N. Shafer,
                                             Executive Vice President















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